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Exhibit 10.17

McCormick & Schmick's Seafood Restaurants, Inc.

Incentive Stock Option Agreement

        This Agreement is between McCormick & Schmick's Seafood Restaurants, Inc., a Delaware corporation (the "Company"), and [                        ] (the "Optionee"), pursuant to the Company's 2004 Stock Incentive Plan (the "Plan"). The Company and the Optionee agree as follows:

        1.    Option Grant.    The Company grants to the Optionee on the terms and conditions of this Agreement the right and the option (the "Option") to purchase all or any part of [            ] shares of the Company's Common Stock at a purchase price of $[            ] per share. The terms and conditions of the Option grant set forth in attached Exhibit A are incorporated into and made a part of this Agreement. The Option is intended to be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

        2.    Grant Date; Expiration Date.    The Grant Date for this Option is [                        ]. The Option shall continue in effect until the tenth anniversary of the Grant Date (the "Expiration Date") unless earlier terminated as provided in Sections 2, 7 or 8 of Exhibit A. The Option shall not be exercisable on or after the Expiration Date.

        3.    Exercise of Option.    The Vesting Reference Date of this Option is [            ]. The Option will become exercisable in accordance with Section 1 of Exhibit A.

        The parties have executed this Agreement in duplicate as of the Grant Date.

McCormick & Schmick's Seafood Restaurants, Inc.	Optionee
By:

Title:
[print name]
[address]	[address]

McCormick & Schmick's Seafood Restaurants, Inc.

Exhibit A to
Stock Option Agreement

        1.    Time of Exercise of Option.    Until it expires or is terminated as provided in Sections 2, 7 or 8 of this Exhibit A, the Option may be exercised from time to time to purchase whole shares as to which it has become exercisable. The Option shall become exercisable for    % of the shares on each anniversary of the Vesting Reference Date, so that the Option will be fully exercisable on the           anniversary of the Vesting Reference Date.

        2.    Termination of Employment or Service.

          2.1   General Rule. Except as provided in this Section 2, the Option may not be exercised unless at the time of exercise the Optionee is employed by or in the service of the Company and shall have been so employed or provided such service continuously since the Grant Date. For purposes of this Exhibit A, the Optionee is considered to be employed by or in the service of the Company if the Optionee is employed by or in the service of the Company or any parent or subsidiary of the Company (an "Employer").

          2.2   Termination Generally. If the Optionee's employment or service with the Company terminates for any reason other than because of total disability or death as provided in Sections 2.3 or 2.4, the Option may be exercised at any time before the Expiration Date or the expiration of 30 days after the date of termination, whichever is the shorter period, but only if and to the extent the Optionee was entitled to exercise the Option at the date of termination.

          2.3   Termination Because of Total Disability. If the Optionee's employment or service with the Company terminates because of total disability, the Option may be exercised at any time before the Expiration Date or before the date 12 months after the date of termination, whichever is the shorter period, but only if and to the extent the Optionee was entitled to exercise the Option at the date of termination. The term "total disability" means a medically determinable mental or physical impairment that is expected to result in death or has lasted or is expected to last for a continuous period of 12 months or more and that, in the opinion of the Company and two independent physicians, causes the Optionee to be unable to perform duties as an employee, director, officer or consultant of the Employer and unable to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the two independent physicians have furnished their written opinion of total disability to the Company and the Company has reached an opinion of total disability.

          2.4   Termination Because of Death. If the Optionee dies while employed by or in the service of the Company, the Option may be exercised at any time before the Expiration Date or before the date 12 months after the date of death, whichever is the shorter period, but only if and to the extent the Optionee was entitled to exercise the Option at the date of death and only by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

          2.5   Leave of Absence. Absence on leave approved by the Employer or on account of illness or disability shall not be deemed a termination or interruption of employment or service. Vesting of the Option shall continue during a medical, family or military leave of absence, whether paid or unpaid, and vesting of the Option shall be suspended during any other unpaid leave of absence.

          2.6   Failure to Exercise Option. To the extent that following termination of employment or service, the Option is not exercised within the applicable periods described above, all further rights to purchase shares pursuant to the Option shall cease and terminate.

        3.    Method of Exercise of Option.    The Option may be exercised only by notice in writing from the Optionee to the Company of the Optionee's binding commitment to purchase shares, specifying the number of shares the Optionee desires to purchase under the Option and the date on which the

Optionee agrees to complete the transaction, which may not be more than 30 days after delivery of the notice, and, if required to comply with the Securities Act of 1933, containing a representation that it is the Optionee's intention to acquire the shares for investment and not with a view to distribution. On or before the date specified for completion of the purchase, the Optionee must pay the Company the full purchase price of those shares in cash or by check, or in whole or in part in Common Stock of the Company valued at fair market value provided such Common Stock has been previously acquired and held by the Optionee for at least six months. The fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock last reported before the time payment in Common Stock is made or, if earlier, committed to be made, if the Common Stock is publicly traded, or another value of the Common Stock as specified by the Company. No shares shall be issued until full payment for the shares has been made, including all amounts owed for tax withholding. The Optionee shall, immediately upon notification of the amount due, if any, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required (as a result of exercise of the Option or as a result of disposition of shares acquired pursuant to exercise of the Option) beyond any amount deposited before delivery of the certificates, the Optionee shall pay such amount to the Company, in cash or by check, on demand. If the Optionee fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the Optionee, including salary, subject to applicable law.

        4.    Disqualifying Disposition.    If the Option is an Incentive Stock Option and if within two years after the Grant Date or within 12 months after the exercise of the Option, the Optionee sells or otherwise disposes of Common Stock acquired on exercise of the Option, the Optionee shall within 30 days of the sale or disposition notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the disposition (e.g., sale, gift, etc.).

        5.    Nontransferability.    The Option is nonassignable and nontransferable by the Optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the Optionee's domicile at the time of death, and during the Optionee's lifetime, the Option is exercisable only by the Optionee.

        6.    Stock Splits, Stock Dividends.    If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Company in (i) the number and kind of shares subject to the Option, or the unexercised portion thereof, and (ii) the Option price per share, so that the Optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Company shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Company. Any such adjustments made by the Company shall be conclusive.

        7.    Mergers, Reorganizations, Etc.    In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, split-up, split-off, spin-off, reorganization or liquidation to which the Company is a party or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (each, a "Transaction"), the Company shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating the Option:

          7.1   The Option shall remain in effect in accordance with its terms.

          7.2   The Option shall be converted into an option to purchase stock in one or more of the corporations, including the Company, that are the surviving or acquiring corporations in the

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  Transaction. The amount, type of securities subject thereto and exercise price of the converted Options shall be determined by the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the Transaction. The converted Option shall be vested only to the extent that the vesting requirements relating to the Option have been satisfied.

          7.3   The Company shall provide a period of 30 days or less before the completion of the Transaction during which the Option may be exercised to the extent then exercisable, and upon the expiration of that period, the Option shall immediately terminate. The Company may, in its sole discretion, accelerate the exercisability of the Option so that the Option is exercisable in full during that period.

        8.    Dissolution.    In the event of the dissolution of the Company, the Company shall provide a period of 30 days or less before the dissolution of the Company during which the Option may be exercised to the extent then exercisable, and upon the expiration of that period, the Option shall immediately terminate. The Company may, in its sole discretion, accelerate the exercisability of the Option so that the Option is exercisable in full during that period.

        9.    Conditions on Obligations.    The Company shall not be obligated to issue shares of Common Stock upon exercise of the Option if the Company is advised by its legal counsel that such issuance would violate applicable state or federal laws, including securities laws. The Company will use its best efforts to take steps required by state or federal law or applicable regulations in connection with issuance of shares upon exercise of the Option.

        10.    No Right to Employment or Service.    Nothing in the Plan or this Agreement shall (i) confer upon the Optionee any right to be continued in the employment of an Employer or interfere in any way with the Employer's right to terminate the Optionee's employment at will at any time, for any reason, with or without cause, or to decrease the Optionee's compensation or benefits, or (ii) confer upon the Optionee any right to be retained or employed by the Employer or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Employer.

        11.    Successors of Company.    This Agreement shall be binding upon and shall inure to the benefit of any successor of the Company but, except as provided herein, the Option may not be assigned or otherwise transferred by the Optionee.

        12.    Notices.    Any notices under this Agreement must be in writing and will be effective when actually delivered or, if mailed, three days after deposit into the United States mail by registered or certified mail, postage prepaid. Mail shall be directed to the addresses stated on the face page of this Agreement or to such address as a party may certify by notice to the other party.

        13.    Rights as a Shareholder.    The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock until the date the Optionee becomes the holder or record of those shares. No adjustment shall be made for dividends or other rights for which the record date occurs before the date the Optionee becomes the holder of record.

        14.    Amendments.    The Company may at any time amend this Agreement if the amendment does not adversely affect the Optionee. Otherwise, this Agreement may not be amended without the written consent of the Optionee and the Company.

        15.    Governing Law.    This Agreement shall be governed by the laws of the state of Oregon.

        16.    Complete Agreement.    This Agreement constitutes the entire agreement between the Optionee and the Company, both oral and written concerning the matters addressed herein, and all

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prior agreements or representations concerning the matters addressed herein, whether written or oral, express or implied, are terminated and of no further effect.

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McCormick & Schmick's Seafood Restaurants, Inc.

Non-Statutory Stock Option Agreement

        This AGREEMENT is between McCormick & Schmick's Seafood Restaurants, Inc., a Delaware corporation (the "Company"), and [                        ] (the "Optionee"), pursuant to the Company's 2004 Stock Incentive Plan (the "Plan"). The Company and the Optionee agree as follows:

        1.    Option Grant.    The Company grants to the Optionee on the terms and conditions of this Agreement the right and the option (the "Option") to purchase all or any part of            shares of the Company's Common Stock at a purchase price of $            per share. The terms and conditions of the Option grant set forth in attached Exhibit A are incorporated into and made a part of this Agreement. The Option will not be treated as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and is therefore a Non-Statutory Stock Option.

        2.    Grant Date; Expiration Date.    The Grant Date for this Option is                        . The Option shall continue in effect until the tenth anniversary of the Grant Date (the "Expiration Date") unless earlier terminated as provided in Sections 2, 7 or 8 of Exhibit A. The Option shall not be exercisable on or after the Expiration Date.

        3.    Exercise of Option.    The Vesting Reference Date of this Option is            . The Option will become exercisable in accordance with Section 1 of Exhibit A.

        The parties have executed this Agreement in duplicate as of the Grant Date.

McCormick & Schmick's Seafood Restaurants, Inc.	Optionee
By:

Title:
[print name]
[address]	[address]

McCormick & Schmick's Seafood Restaurants, Inc.

Exhibit A to
Stock Option Agreement

        1.    Time of Exercise of Option.    Time of Exercise of Option. Until it expires or is terminated as provided in Sections 2, 7 or 8 of this Exhibit A, the Option may be exercised from time to time to purchase whole shares as to which it has become exercisable. The Option shall become exercisable for    % of the shares on each anniversary of the Vesting Reference Date, so that the Option will be fully exercisable on the           anniversary of the Vesting Reference Date.

        2.    Termination of Employment or Service.

          2.1   General Rule. Except as provided in this Section 2, the Option may not be exercised unless at the time of exercise the Optionee is employed by or in the service of the Company and shall have been so employed or provided such service continuously since the Grant Date. For purposes of this Exhibit A, the Optionee is considered to be employed by or in the service of the Company if the Optionee is employed by or in the service of the Company or any parent or subsidiary of the Company (an "Employer").

          2.2   Termination Generally. If the Optionee's employment or service with the Company terminates for any reason other than because of total disability or death as provided in Sections 2.3 or 2.4, the Option may be exercised at any time before the Expiration Date or the expiration of 30 days after the date of termination, whichever is the shorter period, but only if and to the extent the Optionee was entitled to exercise the Option at the date of termination.

          2.3   Termination Because of Total Disability. If the Optionee's employment or service with the Company terminates because of total disability, the Option may be exercised at any time before the Expiration Date or before the date 12 months after the date of termination, whichever is the shorter period, but only if and to the extent the Optionee was entitled to exercise the Option at the date of termination. The term "total disability" means a medically determinable mental or physical impairment that is expected to result in death or has lasted or is expected to last for a continuous period of 12 months or more and that, in the opinion of the Company and two independent physicians, causes the Optionee to be unable to perform duties as an employee, director, officer or consultant of the Employer and unable to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the two independent physicians have furnished their written opinion of total disability to the Company and the Company has reached an opinion of total disability.

          2.4   Termination Because of Death. If the Optionee dies while employed by or in the service of the Company, the Option may be exercised at any time before the Expiration Date or before the date 12 months after the date of death, whichever is the shorter period, but only if and to the extent the Optionee was entitled to exercise the Option at the date of death and only by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

          2.5   Leave of Absence. Absence on leave approved by the Employer or on account of illness or disability shall not be deemed a termination or interruption of employment or service. Vesting of the Option shall continue during a medical, family or military leave of absence, whether paid or unpaid, and vesting of the Option shall be suspended during any other unpaid leave of absence.

          2.6   Failure to Exercise Option. To the extent that following termination of employment or service, the Option is not exercised within the applicable periods described above, all further rights to purchase shares pursuant to the Option shall cease and terminate.

        3.    Method of Exercise of Option.    The Option may be exercised only by notice in writing from the Optionee to the Company of the Optionee's binding commitment to purchase shares, specifying the number of shares the Optionee desires to purchase under the Option and the date on which the

Optionee agrees to complete the transaction, which may not be more than 30 days after delivery of the notice, and, if required to comply with the Securities Act of 1933, containing a representation that it is the Optionee's intention to acquire the shares for investment and not with a view to distribution. On or before the date specified for completion of the purchase, the Optionee must pay the Company the full purchase price of those shares in cash or by check, or in whole or in part in Common Stock of the Company valued at fair market value provided such Common Stock has been previously acquired and held by the Optionee for at least six months. The fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock last reported before the time payment in Common Stock is made or, if earlier, committed to be made, if the Common Stock is publicly traded, or another value of the Common Stock as specified by the Company. No shares shall be issued until full payment for the shares has been made, including all amounts owed for tax withholding. The Optionee shall, immediately upon notification of the amount due, if any, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required (as a result of exercise of the Option or as a result of disposition of shares acquired pursuant to exercise of the Option) beyond any amount deposited before delivery of the certificates, the Optionee shall pay such amount to the Company, in cash or by check, on demand. If the Optionee fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the Optionee, including salary, subject to applicable law.

        4.    Disqualifying Disposition.    If the Option is an Incentive Stock Option and if within two years after the Grant Date or within 12 months after the exercise of the Option, the Optionee sells or otherwise disposes of Common Stock acquired on exercise of the Option, the Optionee shall within 30 days of the sale or disposition notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the disposition (e.g., sale, gift, etc.).

        5.    Nontransferability.    The Option is nonassignable and nontransferable by the Optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the Optionee's domicile at the time of death, and during the Optionee's lifetime, the Option is exercisable only by the Optionee.

        6.    Stock Splits, Stock Dividends.    If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Company in (i) the number and kind of shares subject to the Option, or the unexercised portion thereof, and (ii) the Option price per share, so that the Optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Company shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Company. Any such adjustments made by the Company shall be conclusive.

        7.    Mergers, Reorganizations, Etc.    In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, split-up, split-off, spin-off, reorganization or liquidation to which the Company is a party or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (each, a "Transaction"), the Company shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating the Option:

          7.1   The Option shall remain in effect in accordance with its terms.

          7.2   The Option shall be converted into an option to purchase stock in one or more of the corporations, including the Company, that are the surviving or acquiring corporations in the

  Transaction. The amount, type of securities subject thereto and exercise price of the converted Options shall be determined by the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the Transaction. The converted Option shall be vested only to the extent that the vesting requirements relating to the Option have been satisfied.

          7.3   The Company shall provide a period of 30 days or less before the completion of the Transaction during which the Option may be exercised to the extent then exercisable, and upon the expiration of that period, the Option shall immediately terminate. The Company may, in its sole discretion, accelerate the exercisability of the Option so that the Option is exercisable in full during that period.

        8.    Dissolution.    In the event of the dissolution of the Company, the Company shall provide a period of 30 days or less before the dissolution of the Company during which the Option may be exercised to the extent then exercisable, and upon the expiration of that period, the Option shall immediately terminate. The Company may, in its sole discretion, accelerate the exercisability of the Option so that the Option is exercisable in full during that period.

        9.    Conditions on Obligations.    The Company shall not be obligated to issue shares of Common Stock upon exercise of the Option if the Company is advised by its legal counsel that such issuance would violate applicable state or federal laws, including securities laws. The Company will use its best efforts to take steps required by state or federal law or applicable regulations in connection with issuance of shares upon exercise of the Option.

        10.    No Right to Employment or Service.    Nothing in the Plan or this Agreement shall (i) confer upon the Optionee any right to be continued in the employment of an Employer or interfere in any way with the Employer's right to terminate the Optionee's employment at will at any time, for any reason, with or without cause, or to decrease the Optionee's compensation or benefits, or (ii) confer upon the Optionee any right to be retained or employed by the Employer or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Employer.

        11.    Successors of Company.    This Agreement shall be binding upon and shall inure to the benefit of any successor of the Company but, except as provided herein, the Option may not be assigned or otherwise transferred by the Optionee.

        12.    Notices.    Any notices under this Agreement must be in writing and will be effective when actually delivered or, if mailed, three days after deposit into the United States mail by registered or certified mail, postage prepaid. Mail shall be directed to the addresses stated on the face page of this Agreement or to such address as a party may certify by notice to the other party.

        13.    Rights as a Shareholder.    The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock until the date the Optionee becomes the holder or record of those shares. No adjustment shall be made for dividends or other rights for which the record date occurs before the date the Optionee becomes the holder of record.

        14.    Amendments.    The Company may at any time amend this Agreement if the amendment does not adversely affect the Optionee. Otherwise, this Agreement may not be amended without the written consent of the Optionee and the Company.

        15.    Governing Law.    This Agreement shall be governed by the laws of the state of Oregon.

        16.    Complete Agreement.    This Agreement constitutes the entire agreement between the Optionee and the Company, both oral and written concerning the matters addressed herein, and all prior agreements or representations concerning the matters addressed herein, whether written or oral, express or implied, are terminated and of no further effect.

QuickLinks

McCormick & Schmick's Seafood Restaurants, Inc. Incentive Stock Option Agreement
McCormick & Schmick's Seafood Restaurants, Inc. Exhibit A to Stock Option Agreement
McCormick & Schmick's Seafood Restaurants, Inc. Non-Statutory Stock Option Agreement
McCormick & Schmick's Seafood Restaurants, Inc. Exhibit A to Stock Option Agreement